                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1




   Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934


        Date of Report (Date of earliest event reported): August 4, 1999




                              COMPUWARE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)



           MICHIGAN                                      38-2007430
(State or other jurisdiction of                        (IRS Employer
 incorporation or organization)                      Identification No.)



      31440  NORTHWESTERN HIGHWAY
         FARMINGTON HILLS, MI                            48334-2564
(Address of principal executive offices)                 (Zip Code)




Registrant's telephone number including area code: (248)737-7300

The undersigned hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on August 19, 1999 to report the acquisition by Compuware Corporation (Compuware) of Data Processing Resources Corporation (DPRC), as set forth in the pages attached hereto.


Item 2.  Acquisition or Disposition of Assets.

         On August 26, 1999, the merger of COMP Acquisition Co. ("Acquisition Sub") with and into DPRC became effective. As a result, on such date (i) DPRC became a wholly owned subsidiary of Compuware, (ii) all the shares of DPRC outstanding immediately before the merger that were not then owned by Acquisition Sub (or Compuware or any other direct or indirect Compuware subsidiary) were cancelled and automatically converted into the right to receive from DPRC $24 per share, without interest and subject to reduction for any applicable federal back-up withholding taxes or any other applicable withholding or transfer taxes, except for any shares as to which dissenters' rights were available and/or exercised, (iii) such outstanding shares of DPRC capital stock that were then owned by Acquisition Sub (or Compuware or any other direct or indirect Compuware subsidiary) were automatically cancelled and retired and (iv) each outstanding share of Acquisition Sub was automatically converted into a share of DPRC Common Stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial Statements of Business Acquired.

The following audited consolidated financial statements of DPRC and subsidiaries as of July 31, 1998 and 1997 and for the years ended July 31, 1998, 1997 and 1996 are attached hereto.

      The Independent Auditors' Report dated March 1, 1999.

      Consolidated Balance Sheets as of July 31, 1998 and 1997.

      Consolidated Statements of Income for the years ended July 31, 1998, 1997 and 1996.

      Consolidated Statements of Shareholders' Equity for the years ended July 31, 1998, 1997 and 1996.

      Consolidated Statements of Cash Flows for the years ended July 31, 1998, 1997 and 1996.

      Notes to consolidated financial statements for the years ended July 31, 1998, 1997 and 1996.


The following unaudited interim consolidated financial statements of DPRC as of and for the nine months ended April 30, 1999 are attached hereto:

      Consolidated Balance Sheets as of April 30, 1999 and July 31, 1998.

      Consolidated Statements of Income for the three and nine months ended April 30, 1999 and 1998.

      Consolidated Statements of Cash Flows for the nine months ended April 30, 1999 and 1998.

      Notes to consolidated financial statements for the three and nine months ended April 30, 1999 and 1998.

(b)   Pro Forma Financial Information.

      The following unaudited pro forma consolidated financial statements of Compuware and DPRC are attached:

      Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 1999.

      Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 1999.

      Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended June 30, 1999.

      Notes to unaudited pro forma condensed combined financial statements.


(c)   Exhibits.

      The following exhibit is filed with this form 8-K/A:

         23.1 Independent Auditors' Consent with respect to DPRC's financial statements.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Compuware has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  September 2, 1999                         Compuware Corporation



                                                  By: /s/  Laura L. Fournier
                                                     --------------------------

                                                     Laura L. Fournier
                                                     Senior Vice President
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                           Description
-----------     --------------------------------------------------------------

23.1 Independent Auditors' Consent with respect to DPRC's financial statements.